IMAX CORPORATION

Exhibit 10.2

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

March 15, 2023

Via Email

Ms. Megan Colligan

[***]

Dear Megan:

I am writing to confirm our agreement with respect to your departure from IMAX Corporation (the “Company”).

1.
Your final day of employment with the Company will be April 30, 2023 (the “Termination Date”).
2.
Sixty days after the Termination Date, you will receive the following in a lump sum:
a.
The compensation set forth in Section 4(c) of your Employment Agreement; and
b.
$42,595.08, representing the cost of 12 months of COBRA coverage.
3.
In addition, and pursuant to the terms of Paragraph 4 below, you will receive the following:
a.
Three months of base pay, totaling $262,500 (the “Additional Severance”); and
b.
The vesting of 32,000 RSUs (the “Additional Equity”) on March 7, 2024 (the “Vesting Date”). For the sake of clarity, all additional granted but unvested equity will be canceled without any consideration.
4.
Throughout the ninety (90) day period immediately following the Termination Date (the “Availability Period”), you will make yourself reasonably available on an as-needed basis to respond to questions or requests for information concerning the Company’s business, particularly as it relates to IMAX Live events. Following completion of each month of the the Availability Period, you will receive one-third of the Additional Severance. Upon completion of the entire Availability Period, you will be qualified to receive the Additional Equity on the Vesting Date.
5.
All of the foregoing is conditioned on your signing a general waiver and release of claims, which we will send you shortly, and provided further that you otherwise comply with the terms of the Employment Agreement.

If the foregoing accurately reflects our agreement, please sign where indicated below and return a signed copy to me.

Very truly yours,

/s/ Michele Golden

Michele Golden

Chief People Officer

Accepted and Agreed:

/s/ Megan Colligan

Megan Colligan

cc: [***]